Property, Plant and Equipment, Net	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 7 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	June 30,	December 31,
	2025	2024
Buildings	$7,935,477	$7,620,784
Machinery equipment and tools	6,488,077	6,244,008
Electronic devices	101,802	96,866
Office equipment	31,792	21,054
Vehicles	228,727	324,888
Construction in progress	-	230,966
Subtotal	14,785,875	14,538,566
Less: accumulated depreciation	(4,461,273)	(4,152,824)
Total	$10,324,602	$10,385,742

Depreciation expenses for the six months ended June 30, 2025 and 2024 amounted to $404,097 and $427,005, respectively, of which $323,107 and $361,841 were included in cost of revenues, respectively, and of which $80,990 and $65,164 were included selling, general and administrative expenses, respectively.

During the six months ended June 30, 2025, the Company disposed of a vehicle and received cash proceeds of $41,368 (RMB 300,000). As a result, fixed assets with a costs basis of $186,436 (RMB 1,352,037) and related accumulated depreciation of $177,115 (RMB 1,284,435) were derecognized. This transaction resulted in a net gain of $27,287 net of VAT of $4,759.

During the six months ended June 30, 2024, the Company disposed of portions of its manufacturing buildings, resulting in cash proceeds of $2,772 (RMB 20,000). As a result, fixed asset costs totaling $158,313 (RMB 1.1 million) and accumulated depreciation of $78,958 (RMB 0.6 million) were removed from the Company’s records. This transaction resulted in a net loss of $76,901 (net of VAT $318) being recorded.

As of June 30, 2025 and December 31, 2024, certain properties and land use rights, which were recorded as intangible assets, were pledged as collaterals to secure the Company’s bank loans (see Note 10 and 15).

During the six months ended June 30, 2025 and 2024, the Company did not recognize any losses of impaired on its property, plant and equipment.